Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration  Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2013.

/s/John P. McConnell
John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of July, 2013.

/s/B. Andrew Rose
B. Andrew Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of July, 2013.

/s/Richard G. Welch
Richard G. Welch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of July, 2013.

/s/Kerrii B. Anderson
Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2013.

/s/John B. Blystone
John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2013.

/s/Mark C. Davis
Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2013.

/s/Michael J. Endres
Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2013.

/s/Ozey K. Horton, Jr.
Ozey K. Horton, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2013.

/s/Peter Karmanos, Jr.
Peter Karmanos, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2013.

/s/Carl A. Nelson, Jr.
Carl A. Nelson, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2013.

/s/Sidney A. Ribeau
Sidney A. Ribeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 2 to Form S-8 Registration Statement related to the Worthington Industries, Inc. 1990 Stock Option Plan, as amended, hereby constitutes and appoints John P. McConnell, B. Andrew Rose and Dale T. Brinkman, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Post-Effective Amendment No. 2  to Form S-8 Registration Statement and any and all documents related thereto, and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 24th day of July, 2013.

/s/Mary Schiavo
Mary Schiavo